UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2017

GENERATION NEXT FRANCHISE BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-177305	45-2511250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2620 Financial Court, Suite 100, Diego, California 92117

(Address of Principal Executive Offices)

858-210-4200

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Appointments of General Counsel and Vice President of Franchise Development

On July 14, 2017, Generation Next Franchise Brands, Inc. (the “Company”) issued a press release, attached hereto as Exhibit 99.1, announcing the hiring of its first full-time General Counsel as well as a new Vice President of Franchise Development. Anthony G. Mauriello became the Company’s General Counsel on June 30, 2017 and Tabitha Burke became the Company’s Vice President of Franchise Development on July 10, 2017.

Prior to becoming General Counsel, Mr. Mauriello spent the first 14 years of his career in private practice with international law firms including, Skadden Arps Slate Meagher & Flom, Latham & Watkins and Wilson Sonsini Goodrich & Rosati. He earned his Juris Doctorate from Duke University School of law and his Bachelor of Science in Psychology from The Pennsylvania State University. Before joining the Company, Ms. Burke previously worked in senior roles at both Flippin’ Pizza International and HDOS Enterprises. She earned her Bachelor of Arts from Phoenix University in San Diego.

Litigation Settlement

On July 7, 2017, the Company and certain other named parties (collectively, with the Company, the “Defendants”) entered into a Settlement Agreement and General Mutual Release of All Claims (the “Agreement”) with a franchisee (the “Franchisee”). On May 28, 2014, the Franchisee had filed a complaint in the San Diego Superior Court against the Defendants. The Agreement resolves any all claims and disputes between the parties arising out of their relationship, including the aforementioned complaint filed by the Franchisee.

Under the terms of the Agreement, each of the parties was released from all claims by the other parties. The parties also agreed to certain financial arrangements, the specifics of which are confidential per the terms of the Agreement.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “will,” “projections,” “estimate,” or similar expressions constitute forward-looking statements. Such forward-looking statements are subject to significant risks and uncertainties, and actual results may differ materially from the results anticipated in the forward-looking statements. Differences may result from actions taken by Generation Next Franchise Brands, as well as from risks and uncertainties beyond the company’s control. Factors that could cause results to differ materially from those anticipated in forward-looking statements can be found under the caption “Risk Factors” in Generation Next Franchise Brands, Inc.’s Annual Report on Form 10-K for the year ended June 30, 2016 and in the company’s other filings with the Securities and Exchange Commission. Except as may be required by law, the company does not intend, nor undertake any duty, to update this information to reflect future events or circumstances.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated July 14, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Generation Next Franchise Brands, Inc.

Date: July 14, 2017	By:	/s/ Arthur Budman
Arthur Budman
Chief Executive Officer and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated July 14, 2017.

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